UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
September 17, 2007 (September 11, 2007)
Date of report (Date of earliest event reported)
ALLEGHENY ENERGY, INC.
(Exact name of registrant as specified in charter)

Maryland	1-267	13-5531602
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

800 Cabin Hill Drive
Greensburg, Pennsylvania		15601-1689
(Address of principal executive of offices)		(Zip code)

Registrant’s telephone number, including area code:		(724) 837-3000
N/A
(Former name or former address, if changed since last report.)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement.
     On September 11, 2007, Allegheny Energy Supply Company, LLC (“AESC”), a majority-owned subsidiary of Allegheny Energy, Inc. (“AYE”), entered into an amendment (the “AESC Amendment”) to that certain Credit Agreement (the “AESC Credit Agreement”), dated as of May 2, 2006, among AESC, the Lenders party thereto, and Citicorp USA, Inc., as Administrative Agent (collectively, the “AESC Bank Parties”). The AESC Amendment amends the AESC Credit Agreement to, among other things, increase the size of the Revolving Facility (as defined in the AESC Credit Agreement) from $200 million to $400 million.
     Also on September 11, 2007, AYE and AESC entered into an amendment (the “AYE Amendment”) to that certain Credit Agreement (the “AYE Credit Agreement”), dated as of May 22, 2006, among AYE, AESC, the Lenders party thereto, and Citicorp North America, Inc., as Administrative Agent (collectively, the “AYE Bank Parties”). The AYE Amendment amends the AYE Credit Agreement to, among other things, permit the payment of cash dividends by AYE subject to certain conditions and limits.
     Some of the AESC Bank Parties and the AYE Bank Parties have or may have had various relationships with AYE and its affiliates involving the provision of a variety of financial services, including cash management, investment banking, and the issuance of letters of credit.
     The AESC Amendment and the AYE Amendment are attached as Exhibit 10.1 and Exhibit 10.2, respectively, to this Current Report on Form 8-K and incorporated herein by reference.
Item 9.01 Financial Statements and Exhibits.
     (c) Exhibits.

Exhibit No.	Description
10.1	Amendment No. 1, dated as of September 11, 2007, in respect of the Credit Agreement, dated as of May 2, 2006, among Allegheny Energy Supply Company, LLC, the Lenders party thereto, and Citicorp USA, Inc. as Administrative Agent.

10.2	Amendment No. 1, dated as of September 11, 2007, in respect of the Credit Agreement, dated as of May 22, 2006, among Allegheny Energy, Inc., Allegheny Energy Supply Company, LLC, the Lenders party thereto, and Citicorp North America, Inc. as Administrative Agent.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ALLEGHENY ENERGY, INC.

Dated: September 17, 2007	By:	/s/ Philip L. Goulding
	Name:	Philip L. Goulding
	Title:	Senior Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description
10.1	Amendment No. 1, dated as of September 11, 2007, in respect of the Credit Agreement, dated as of May 2, 2006, among Allegheny Energy Supply Company, LLC, the Lenders party thereto, and Citicorp USA, Inc. as Administrative Agent.

10.2	Amendment No. 1, dated as of September 11, 2007, in respect of the Credit Agreement, dated as of May 22, 2006, among Allegheny Energy, Inc., Allegheny Energy Supply Company, LLC, the Lenders party thereto, and Citicorp North America, Inc. as Administrative Agent.